EXHIBIT 99.1

              Computational Materials filed on October 25, 2005.

WAC dispersion:

4.001 - 4.500 0.23%

4.501 - 5.000 2.11

5.001 - 5.500 16.43

5.501 - 6.000 41.63

6.001 - 6.500 26.49

6.501 - 7.000 9.27

7.001 - 7.500 2.82

7.501 - 8.000 0.75

8.001 - 8.500 0.15

8.501 - 9.000 0.06

9.001 - 9.500 0.05


*******************************************************************************

Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.

*******************************************************************************

Goldman Sachs                      INDX 05 AR27 COLL
===============================================================================


--------------------------------------------
Stats
--------------------------------------------
Count: 2282
Schedule Balance:  $690,091,214.69
AverageSched Bal:  $302,406.32
GrossWAC: 6.006
NetWAC: 5.631
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.68
Periodic CAP: 1.56
MAXRATE: 11.71
MINRATE: 2.57
MTR: 59.50
MARGIN: 2.57
OLTV: 73.44
COLTV: 80.61
FICO: 715.590
DTI: 36.858
--------------------------------------------


--------------------------------------------
Current Rate                         Percent
--------------------------------------------
4.001 - 4.500                           0.23
4.501 - 5.000                           2.12
5.001 - 5.500                          16.48
5.501 - 6.000                          41.76
6.001 - 6.500                          26.36
6.501 - 7.000                           9.26
7.001 - 7.500                           2.76
7.501 - 8.000                           0.76
8.001 - 8.500                           0.15
8.501 - 9.000                           0.06
9.001 - 9.500                           0.06
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Scheduled Balance                    Percent
--------------------------------------------
0.01 - 50,000.00                        0.03
50,000.01 - 100,000.00                  1.08
100,000.01 - 150,000.00                 5.60
150,000.01 - 200,000.00                10.03
200,000.01 - 250,000.00                10.75
250,000.01 - 275,000.00                 4.91
275,000.01 - 350,000.00                17.88
350,000.01 - 400,000.00                 8.38
400,000.01 - 450,000.00                 6.09
450,000.01 - 500,000.00                 7.94
500,000.01 - 550,000.00                 4.96
550,000.01 - 600,000.00                 5.36
600,000.01 - 750,000.00                 7.06
750,000.01 - 850,000.00                 1.93
850,000.01 - 950,000.00                 1.96
950,000.01 - 1,000,000.00               3.30
1,000,000.01 - 1,250,000.00             0.52
1,250,000.01 - 1,500,000.00             1.65
1,500,000.01 >=                         0.56
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Original Term                        Percent
--------------------------------------------
360                                   100.00
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
RemTerm                              Percent
--------------------------------------------
349.000                                 0.04
350.000                                 0.09
351.000                                 0.05
352.000                                 0.06
353.000                                 0.25
354.000                                 1.08
355.000                                 2.51
356.000                                 4.36
357.000                                 7.98
358.000                                 7.48
359.000                                33.46
360.000                                42.65
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Am WAM                               Percent
--------------------------------------------
0.000 - 59.999                         89.66
180.000 - 239.999                       0.03
300.000 - 359.999                       6.27
360.000 >=                              4.05
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Age                                  Percent
--------------------------------------------
0                                      42.65
1                                      33.46
2                                       7.48
3                                       7.98
4                                       4.36
5                                       2.51
6                                       1.08
7                                       0.25
8                                       0.06
9                                       0.05
10                                      0.09
11                                      0.04
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
States                               Percent
--------------------------------------------
CA                                     37.77
FL                                      8.56
MD                                      5.71
VA                                      7.68
NV                                      4.79
AZ                                      3.57
MI                                      2.99
GA                                      2.58
IL                                      2.98
CO                                      2.25
Other                                  21.11
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Original LTV                         Percent
--------------------------------------------
0.001 - 50.000                          5.13
50.001 - 60.000                         8.09
60.001 - 70.000                        17.18
70.001 - 75.000                         9.30
75.001 - 80.000                        56.11
80.001 - 85.000                         0.60
85.001 - 90.000                         1.97
90.001 - 95.000                         1.63
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Combined LTV                         Percent
--------------------------------------------
0.001 - 50.000                          4.75
50.001 - 60.000                         7.23
60.001 - 70.000                        14.67
70.001 - 75.000                         7.98
75.001 - 80.000                        22.16
80.001 - 85.000                         1.67
85.001 - 90.000                         9.45
90.001 - 95.000                         9.74
95.001 - 100.000                       22.34
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
FICO                                 Percent
--------------------------------------------
0.000 - 19.999                          0.12
620.000 - 639.999                       5.00
640.000 - 659.999                       5.73
660.000 - 679.999                       9.54
680.000 - 699.999                      17.57
700.000 - 719.999                      16.70
720.000 - 739.999                      14.08
740.000 - 759.999                      12.76
760.000 - 779.999                      10.11
780.000 - 799.999                       7.23
800.000 - 819.999                       1.15
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
PMI                                  Percent
--------------------------------------------
GEMICO - GE MORTGAGE                    0.09
MGIC MORTGAGE INSURANCE                 0.39
OLTV <= 80 - NO MI                     95.81
PMI-PRIMARY MORTGAGE INSURANCE          1.30
RADIAN                                  1.36
RMIC - REPUBLIC MORTGAGE                0.85
TRIAD MORTGAGE INSURANCE                0.07
UGRIC - UNITED GUARANTY                 0.14
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Occupancy Code                       Percent
--------------------------------------------
NON OWNER                               8.42
OWNER OCCUPIED                         87.77
SECOND HOME                             3.82
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Property Type                        Percent
--------------------------------------------
2-4 FAMILY                              4.33
CONDO                                   8.40
CO-OP                                   0.04
PUD                                    24.56
SINGLE FAMILY                          61.43
TOWNHOUSE                               1.25
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Purpose                              Percent
--------------------------------------------
CASHOUT REFI                           31.04
PURCHASE                               53.58
RATE/TERM REFI                         15.37
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Documentation Type                   Percent
--------------------------------------------
FAST FORWARD                            0.10
FULL DOC                               26.69
LIMITED DOC                             0.01
NO DOC                                  7.26
NO INCOME NO ASSET                      7.20
NO RATIO                                9.17
STATED INCOME                          49.56
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Interest Only                        Percent
--------------------------------------------
N                                      10.34
Y                                      89.66
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Interest Only Term                   Percent
--------------------------------------------
0.000                                  10.34
36.000                                 13.26
60.000                                 58.94
84.000                                 14.83
120.000                                 2.62
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Silent                               Percent
--------------------------------------------
N                                      58.00
Y                                      42.00
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Prepay Flag                          Percent
--------------------------------------------
N                                      76.81
Y                                      23.19
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Prepay Term                          Percent
--------------------------------------------
0                                      76.81
12                                      2.56
24                                      0.97
36                                     19.62
60                                      0.04
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
DTI                                  Percent
--------------------------------------------
<= 0.000                               23.63
0.001 - 10.000                          0.39
10.001 - 20.000                         1.92
20.001 - 30.000                        10.23
30.001 - 40.000                        34.84
40.001 - 50.000                        27.64
50.001 - 60.000                         1.20
60.001 - 70.000                         0.15
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Conforming                           Percent
--------------------------------------------
CONFORMING                             55.54
NON CONFORMING                         44.46
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Arm Index                            Percent
--------------------------------------------
1 YEAR LIBOR                           12.62
1 YEAR TREASURY                        34.88
6 MONTH LIBOR                          52.51
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Margins                              Percent
--------------------------------------------
2.001 - 2.500                          40.30
2.501 - 3.000                          57.77
3.001 - 3.500                           1.09
3.501 - 4.000                           0.32
4.001 - 4.500                           0.02
4.501 - 5.000                           0.46
5.001 - 5.500                           0.03
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
First Adjustment Cap                 Percent
--------------------------------------------
1.000                                   0.08
2.000                                   5.22
3.000                                  12.45
4.625                                   0.07
5.000                                  73.62
6.000                                   8.56
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Periodic Cap                         Percent
--------------------------------------------
1.000                                  43.59
2.000                                  56.41
--------------------------------------------
Total:                                100.00
--------------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
-------------------------------------------------------------------------------
                                Oct 24, 2005 16:36                  Page 1 of 2

Goldman Sachs                      INDX 05 AR27 COLL
===============================================================================


--------------------------------------------
Max Rate                             Percent
--------------------------------------------
8.001 - 8.500                           0.03
8.501 - 9.000                           0.11
9.001 - 9.500                           0.18
9.501 - 10.000                          1.48
10.001 - 10.500                         5.65
10.501 - 11.000                        12.36
11.001 - 11.500                        17.04
11.501 - 12.000                        33.05
12.001 - 12.500                        21.25
12.501 - 13.000                         6.24
13.001 - 13.500                         1.74
13.501 - 14.000                         0.62
14.001 - 14.500                         0.13
14.501 - 15.000                         0.06
15.001 >=                               0.06
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Floor Rate                           Percent
--------------------------------------------
2.001 - 2.500                          40.30
2.501 - 3.000                          57.77
3.001 - 3.500                           1.09
3.501 - 4.000                           0.32
4.001 - 4.500                           0.02
4.501 - 5.000                           0.46
5.001 - 5.500                           0.03
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Months To Roll                       Percent
--------------------------------------------
25                                      0.04
26                                      0.03
27                                      0.05
29                                      0.06
30                                      0.18
31                                      0.40
32                                      0.69
33                                      0.97
34                                      0.90
35                                      3.56
36                                      7.05
37                                      1.11
50                                      0.06
52                                      0.06
53                                      0.19
54                                      0.84
55                                      1.68
56                                      3.25
57                                      6.12
58                                      5.85
59                                     24.05
60                                     23.25
61                                      2.08
78                                      0.05
79                                      0.42
80                                      0.41
81                                      0.93
82                                      0.68
83                                      5.82
84                                      8.41
85                                      0.79
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Number of Units                      Percent
--------------------------------------------
1                                      95.61
2                                       2.51
3                                       1.06
4                                       0.82
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Product Type                         Percent
--------------------------------------------
3 YEAR ARM                             15.02
5 YEAR ARM                             67.47
7 YEAR ARM                             17.51
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Self Employment Flag                 Percent
--------------------------------------------
N                                      81.54
Y                                      18.46
--------------------------------------------
Total:                                100.00
--------------------------------------------


--------------------------------------------
Originator                           Percent
--------------------------------------------
INDYMAC                               100.00
--------------------------------------------
Total:                                100.00
--------------------------------------------



Disclaimer:

-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
-------------------------------------------------------------------------------
                                Oct 24, 2005 16:36                  Page 2 of 2

INDX      A2 Bond


Price                15 CPB      20 CPB      25 CPB      30 CPB      35 CPB
                      Yield       Yield       Yield       Yield       Yield
100-16 4/8           5.4250      5.3840      5.3380      5.2850      5.2260
100-17 4/8           5.4140      5.3720      5.3240      5.2700      5.2080
100-18 4/8           5.4040      5.3600      5.3110      5.2540      5.1910
100-19 4/8           5.3930      5.3480      5.2970      5.2390      5.1730
100-20 4/8           5.3820      5.3360      5.2830      5.2230      5.1560
100-21 4/8           5.3720      5.3240      5.2700      5.2080      5.1380
100-22 4/8           5.3610      5.3120      5.2560      5.1920      5.1200
100-23 4/8           5.3500      5.3000      5.2420      5.1770      5.1030
100-24 4/8           5.3400      5.2880      5.2290      5.1610      5.0850
100-25 4/8           5.3290      5.2760      5.2150      5.1460      5.0680
100-26 4/8           5.3190      5.2640      5.2010      5.1300      5.0510
100-27 4/8           5.3080      5.2520      5.1880      5.1150      5.0330
100-28 4/8           5.2970      5.2400      5.1740      5.1000      5.0160
100-29 4/8           5.2870      5.2280      5.1610      5.0840      4.9980
100-30 4/8           5.2760      5.2150      5.1470      5.0690      4.9810
100-31 4/8           5.2650      5.2030      5.1330      5.0530      4.9630
101-00 4/8           5.2550      5.1910      5.1200      5.0380      4.9460


                      ---------------------------------------------------------
LIBOR_6MO             4.300       4.300       4.300       4.300         4.3
LIBOR_1YR             4.519       4.519       4.519       4.519      4.5187
CMT_1YR               4.060       4.060       4.060       4.060        4.06
                      ---------------------------------------------------------

Optional Redemption Call (Y)  Call (Y)  Call (Y)   Call (Y)   Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

INDX2005 AR27                    2A2


--------------------------------------------------------------------------------
Price        15 CPB      20 CPB      25 CPB      30 CPB      35 CPB      40 CPB
              Yield       Yield       Yield       Yield       Yield       Yield
================================================================================
100-13       5.4630      5.4270      5.3860      5.3400      5.2870      5.2280
100-14       5.4520      5.4140      5.3720      5.3240      5.2700      5.2080
100-15       5.4410      5.4020      5.3580      5.3080      5.2520      5.1880
100-16       5.4300      5.3900      5.3450      5.2930      5.2350      5.1690
100-17       5.4200      5.3780      5.3310      5.2770      5.2170      5.1490
100-18       5.4090      5.3660      5.3170      5.2620      5.1990      5.1290
100-19       5.3980      5.3540      5.3040      5.2460      5.1820      5.1090
100-20       5.3880      5.3420      5.2900      5.2310      5.1640      5.0890
100-21       5.3770      5.3300      5.2760      5.2150      5.1470      5.0690
100-22       5.3660      5.3180      5.2630      5.2000      5.1290      5.0490
100-23       5.3560      5.3060      5.2490      5.1840      5.1120      5.0300
100-24       5.3450      5.2940      5.2350      5.1690      5.0940      5.0100
100-25       5.3340      5.2820      5.2220      5.1540      5.0770      4.9900
100-26       5.3240      5.2700      5.2080      5.1380      5.0590      4.9700
100-27       5.3130      5.2580      5.1950      5.1230      5.0420      4.9500
100-28       5.3030      5.2460      5.1810      5.1070      5.0240      4.9310
100-29       5.2920      5.2340      5.1670      5.0920      5.0070      4.9110

WAL            3.33        2.92        2.56        2.24        1.96        1.72
             -------------------------------------------------------------------
LIBOR_6MO     4.300       4.300       4.300       4.300       4.300       4.300
LIBOR_1YR     4.519       4.519       4.519       4.519       4.519       4.519
CMT_1YR       4.060       4.060       4.060       4.060       4.060       4.060
             -------------------------------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

INDX2005 AR27                    1A1


--------------------------------------------------------------------------------
Price         15 CPB      20 CPB      25 CPB      30 CPB      35 CPB      40 CPB
               Yield       Yield       Yield       Yield       Yield       Yield
================================================================================
100-09 4/8    5.2570      5.2290      5.1980      5.1640      5.1260      5.0830
100-10 4/8    5.2420      5.2130      5.1810      5.1450      5.1050      5.0600
100-11 4/8    5.2270      5.1970      5.1640      5.1260      5.0850      5.0380
100-12 4/8    5.2130      5.1810      5.1460      5.1080      5.0640      5.0150
100-13 4/8    5.1980      5.1660      5.1290      5.0890      5.0430      4.9920
100-14 4/8    5.1830      5.1500      5.1120      5.0700      5.0230      4.9700
100-15 4/8    5.1690      5.1340      5.0950      5.0510      5.0020      4.9470
100-16 4/8    5.1540      5.1180      5.0770      5.0320      4.9810      4.9240
100-17 4/8    5.1400      5.1020      5.0600      5.0130      4.9610      4.9020
100-18 4/8    5.1250      5.0860      5.0430      4.9940      4.9400      4.8790
100-19 4/8    5.1110      5.0700      5.0260      4.9750      4.9200      4.8570
100-20 4/8    5.0960      5.0550      5.0080      4.9570      4.8990      4.8340
100-21 4/8    5.0810      5.0390      4.9910      4.9380      4.8780      4.8120
100-22 4/8    5.0670      5.0230      4.9740      4.9190      4.8580      4.7890
100-23 4/8    5.0520      5.0070      4.9570      4.9000      4.8370      4.7660
100-24 4/8    5.0380      4.9910      4.9390      4.8810      4.8170      4.7440
100-25 4/8    5.0230      4.9760      4.9220      4.8630      4.7960      4.7210

--------------------------------------------------------------------------------
WAL             2.34        2.14        1.96        1.79        1.63        1.48
--------------------------------------------------------------------------------


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